EXHIBIT 23.1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

                We hereby consent to the use in this registration statement on Form SB-2 of our report dated February 27, 2006 relating to the financial statements of U.S. Helicopter Corporation and to the reference to our firm as experts in the registration statement.

                                                   /s/ MOORE STEPHENS, P.C.
                                                   ------------------------
                                                   Certified Public Accountants


New York, New York
June 8, 2006